UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. ______)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-12

                              IEC Electronics Corp.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      (1)   Title of each class of securities to which transaction applies:

      --------------------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

      --------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      --------------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

      --------------------------------------------------------------------------

      (5)   Total fee paid:

      --------------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount previously paid: _________________________________________

      (2)   Form, Schedule or Registration Statement No. ____________________

      (3)   Filing party: ___________________________________________________

      (4)   Date filed: _____________________________________________________


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

                              IEC ELECTRONICS CORP.
                                105 NORTON STREET
                             NEWARK, NEW YORK 14513
                                  (315)331-7742

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  To Be Held On
                                January 24, 2007

Dear Stockholder:

      You are cordially invited to attend the annual meeting of stockholders of IEC Electronics Corp. The meeting will be held on Wednesday, January 24, 2007 at 9:00 a.m. local time at our offices, 105 Norton Street, Newark, New York for the following purposes:

      1. To elect six (6) directors to serve until the 2008 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

      2. To transact such other business as may properly come before the meeting or any adjournment thereof.

      The record date for the annual meeting is December 6, 2006. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. Our transfer books will not be closed.

                                        By Order of the Board of Directors

                                        Martin S. Weingarten,
                                        Secretary

DATED:   December 15, 2006
         Newark, New York

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You are  cordially  invited to attend the meeting in person.  Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. Your vote is important, no matter how many shares you owned on the record date. A return envelope is enclosed for your convenience and needs no postage if mailed in the United States. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.
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

                              IEC ELECTRONICS CORP.
                                105 NORTON STREET
                             NEWARK, NEW YORK 14513
                                  (315)331-7742

                                 PROXY STATEMENT
                     FOR 2007 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

      We are sending you this proxy statement and the enclosed proxy card because the board of directors of IEC Electronics Corp. ("IEC", the "Company", "we", "our", "us") is soliciting your proxy to vote at the 2007 Annual Meeting of Stockholders. We invite you to attend the annual meeting and request that you vote on the proposals described in this proxy statement. The meeting will be held on Wednesday, January 24, 2007 at 9 a.m. local time at our office, 105 Norton Street, Newark, New York. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, date, sign and return the enclosed proxy card.

      We are mailing this proxy statement, the accompanying proxy card, and our Annual Report to Stockholders for the fiscal year ending September 30, 2006 ("Fiscal 2006") on or about December 15, 2006 to all stockholders of record entitled to vote at the annual meeting.

Who can vote at the annual meeting?

      Only stockholders of record at the close of business on December 6, 2006, the record date for the meeting, will be entitled to vote at the annual meeting. On November 29, 2006, there were 8,016,920 shares of common stock outstanding and entitled to vote.

      Stockholder of Record: Shares Registered in Your Name

      If on December 6, 2006, your shares of IEC common stock were registered directly in your name with our transfer agent, Mellon Investor Services, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

      Beneficial Owner: Shares Registered in the Name of a Broker or Bank

      If on December 6, 2006, your shares of IEC common stock were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a signed letter or other valid proxy from your broker or other agent.

What am I voting on?

      There is only one matter scheduled for a vote: the election of six directors to serve until the 2008 Annual Meeting of Stockholders. Our board of directors does not intend to bring any other matters before the meeting and is not aware of anyone else who will submit any other matters to be voted on.. However, if any other matters properly come before the meeting, the people named on the proxy card, or their substitutes, will be authorized to vote on those matters in their own judgment.

How many votes do I have?

      On each matter to be voted upon, you have one vote for each share of common stock you owned as of December 6, 2006.

What is the quorum requirement?

      A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares entitled to vote are present at the meeting. Your shares are counted as present at the meeting if:

      o     You are present and vote in person at the meeting; or

      o     You have properly submitted a proxy card.

      Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

How do I vote?

      The procedures for voting are set forth below:

      Stockholder of Record: Shares Registered in Your Name

      If you are a stockholder of record, you may vote in person at the annual meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

      o To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

      o To vote using the proxy card, simply complete, date and sign the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

      Beneficial Owner: Shares Registered in the Name of Broker or Bank

      If you hold your shares in "street name" and thus are a beneficial owner of shares registered in the name of your broker, bank or other agent, you must vote your shares in the manner prescribed by your broker or other nominee. Your broker or other nominee has enclosed or otherwise provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares. Check the voting form used by that organization to see if it offers internet or telephone voting. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How are votes counted?

      You may either vote "FOR" or "WITHHOLD" authority to vote for each nominee for the board of directors. You may vote "FOR", "AGAINST" or "ABSTAIN" on any other proposals.

      If you submit your proxy but abstain from voting or withhold authority to vote on one of more matters, your shares will be counted as present at the meeting for the purpose of determining a quorum. Your shares also will be counted as present at the meeting for the purpose of calculating the vote on the particular matter with respect to which you abstained from voting or withheld authority to vote.


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

      If you abstain from voting on a proposal, your abstention has the same effect as a vote against that proposal, except, however, an abstention has no effect on the election of directors.

      If you hold your shares in street name and do not provide voting instructions to your broker or other nominee, your shares will be considered to be "broker non-votes" and will not be voted on any proposal on which your broker or other nominee does not have discretionary authority to vote under the rules applicable to a nominee holder. Shares that constitute broker non-votes will be counted as present at the meeting for the purpose of determining a quorum, but will not be considered entitled to vote on the proposal in question. This effectively reduces the number of shares needed to approve the proposal, making it more likely that the proposal will be approved. Under rules applicable to a nominee holder, if your broker does not receive voting instructions from you, it is permitted to vote your shares on Proposal 1 (election of directors) in its discretion.

How many votes are needed to elect directors?

      Directors are elected by a plurality of the votes cast at the meeting in person or by proxy.

      This means that the six director nominees receiving the greatest number of votes will be elected as directors. Withheld votes, abstentions and broker non-votes will have no effect.

What if I return a proxy card but do not make specific choices?

      If you return a signed and dated proxy card without marking any voting selections, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of the board of directors. The board recommends that you vote for election of the nominated state of directors (see Proposal 1).

      With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the board of directors or, if no recommendation is given, in their own discretion.

Can I change my vote after submitting my proxy?

      Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are a stockholder of record, you may revoke your proxy in any one of three ways:

      o You may submit another properly completed proxy card with a later date.

      o You may send a written notice that you are revoking your proxy to Secretary, IEC Electronics Corp., 105 Norton Street, Newark, NY 14513.

      o You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

      If you hold your shares in street name, contact your broker or other nominee regarding how to revoke your proxy and change your vote.

How can I find out the results of the voting at the annual meeting?

      Preliminary voting results will be announced at the annual meeting. Final voting results will be published in our quarterly report on Form 10-Q for the second quarter ending March 30, 2007.


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

What does it mean if I receive more than one proxy card?

      If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, date, sign and return each proxy card to ensure that all of your shares are voted.

Who is paying for this proxy solicitation?

      IEC will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

When are stockholder proposals due for next year's annual meeting?

      At our annual meeting each year, our board of directors submits to stockholders its nominees for election as directors. In addition, the board of directors may submit other matters to the stockholders for action at the annual meeting.

      Our stockholders also may submit proposals for inclusion in the proxy material. These proposals must meet the stockholder eligibility and other requirements of the Securities and Exchange Commission (the "Commission"). To be considered for inclusion in next year's proxy materials, you must submit your proposal in writing by August 17, 2007 to our Secretary, IEC Electronics Corp., 105 Norton Street, Newark, NY 14513.

      In addition, our by-laws provide that a stockholder may present from the floor a proposal that is not included in the proxy statement if the stockholder delivers written notice to our Secretary not less than 90 days prior to the date of the meeting. The notice must set forth your name, address and number of shares of stock you hold, a representation that you intend to appear in person or by proxy at the meeting to make the proposal, a description of the business to be brought before the meeting, the reasons for conducting such business at the annual meeting, any material interest you have in the proposal, and such other information regarding the proposal as would be required to be included in a proxy statement. We have received no such notice for the 2007 annual meeting. For the 2008 Annual Meeting of Stockholders, written notice must be delivered to our Secretary at our principal office, 105 Norton Street, Newark, NY 14513, no later than October 26, 2007.

      Our by-laws also provide that if a stockholder intends to nominate a candidate for election as a director, the stockholder must deliver written notice of such intent to our Secretary. The notice must be delivered not less than 90 days before the date of a meeting of stockholders. The notice must set forth your name and address and number of shares of stock you own, the name and address of the person to be nominated, a representation that you intend to appear in person or by proxy at the meeting to nominate the person specified in the notice, a description of all arrangements or understandings between such stockholder and each nominee and any other person (naming such person) pursuant to which the nomination is to be made by such stockholder, the nominee's business address and experience during the past five years, any other directorships held by the nominee, the nominee's involvement in certain legal proceedings during the past five years and such other information concerning the nominee as would be required to be included in a proxy statement soliciting proxies for the election of the nominee. In addition, the notice must include the consent of the nominee to serve as a director if elected. We have received no such notice for the 2007 annual meeting. For the 2008 Annual Meeting of Stockholders, written notice must be delivered to our Secretary at our principal office, 105 Norton Street, Newark, NY 14513, no later than October 26, 2007.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table shows the amount of IEC's common stock beneficially owned as of November 29, 2006 by (i) each person who is known by us to beneficially own more than 5% of our common stock, (ii) each of our directors,
(iii) each of our executive officers named in the Summary Compensation Table, and (iv) all of our directors, and executive officers as a group. The information as to each person has been furnished by such person, and, except as noted, each person named in the table has sole voting and investment power with respect to the shares of common stock indicated as beneficially owned.

                                                  Shares       Percent of Shares
                  Name of                      Beneficially       Beneficially
              Beneficial Owner                   Owned(1)           Owned(1)
-----------------------------------------      ------------    -----------------
David J. Beaubien*                                84,754(2)           1.06%

W. Barry Gilbert*                                342,782(3)           4.17%

Eben S. Moulton*                                 361,843(2)           4.51%

James C. Rowe*                                   388,791(4)           4.85%

Justin L. Vigdor*                                251,193(2)           3.13%

Jerold L. Zimmerman*                              54,991(5)              +

Carl E. Sassano*                                   8,603                 +

Brian H. Davis                                    85,090(6)           1.05%

Donald S. Doody                                   75,000(7)              +

Jeffrey T. Schlarbaum                            162,000(8)           2.00%

All directors and executive officers as a      1,815,047(9)          21.46%
group (10 persons)

      *     Current member of board of directors of IEC

      +     Less than 1%

      (1) The number and percentage of shares beneficially owned are based on 8,016,920 shares outstanding and entitled to vote on November 29, 2006, adjusted as required by rules promulgated by the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock issuable pursuant to options held by that person that are currently exercisable or exercisable within 60 days of November 29, 2006 ("options currently exercisable") are deemed to be outstanding and beneficially owned by the person holding the options. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person.

      (2)   Includes 10,000 shares subject to options currently exercisable.

      (3) Includes 113,782 shares held by Mr. Gilbert's wife and 210,000 shares subject to options currently exercisable.


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

      (4) Includes 257,231 shares held by Mr. Rowe's 401(k) plan, 83,940 shares held by a general partnership in which Mr. Rowe is a general partner and may be deemed a beneficial owner, and 3,333 shares subject to options currently exercisable.

      (5) Includes 45,000 shares owned by Mrs. Jerold L. Zimmerman and 3,334 shares subject to options currently exercisable.

      (6)   Includes 55,000 shares subject to options currently exercisable.

      (7) Includes 37,500 shares held by a trust for which Mr. Doody and his wife are co-trustees and co-beneficiaries and 37,500 shares subject to options currently exercisable.

      (8) Includes 17,000 shares held by Mr. Schlarbaum's wife in her 401(k) plan and 100,000 shares subject to options currently exercisable.

      (9)   Includes 439,167 shares subject to options currently exercisable.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the Commission reports of ownership and changes in ownership of common stock and our other equity securities. Officers, directors and greater than 10% stockholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

      SEC regulations require the Company to identify any one who filed a required report late during the most recent fiscal year. Based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended September 30, 2006, we believe that, during Fiscal 2006, all of our directors and executive officers complied with the reporting requirements of Section 16(a).

                              ELECTION OF DIRECTORS
                                  (Proposal 1)

      The number of directors is established by the board and is currently fixed at seven. David J. Beaubien, who currently serves as a director and who has been seriously ill for several months, will retire from the board at the upcoming annual meeting. Mr. Beaubien has served as a director since October 1990 and the Company is indebted to him for his 16 years of dedicated service and support.

      At this annual meeting, six persons will be nominated as directors. All the nominees for director, except for Carl E. Sassano, were elected at the last annual meeting. Mr. Sassano was elected by the board on November 16, 2006 to fill a vacancy on the board and Mr. Sassano is being nominated as a director for election by the stockholders for the first time at this annual meeting.

      Following the annual meeting, there will remain one vacancy on the board. The board intends to consider potential candidates to fill the vacancy and, accordingly, has not taken any action to reduce the size of the board.

      It is intended that the accompanying proxy will be voted in favor of the six persons listed below to serve as directors unless the stockholder indicates to the contrary on the proxy. All nominees have consented to serve if elected. We expect that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the board to fill any such vacancy.

      For the election of directors, only proxies and ballots marked "FOR all nominees", "WITHHELD for all nominees" or specifying that votes be withheld for one or more designated nominees are counted to determine the total number of votes cast; votes that are withheld are excluded entirely from the vote and will have no effect. Abstentions will have no effect on the vote for the election of directors. Directors are elected by a plurality of the votes cast. This means that the six nominees will be elected if they receive more affirmative votes than any other nominees.

      The term of office of each person elected as a director will continue until the next annual meeting or until his successor has been elected and qualified, or until the director's death, resignation or removal.

      The Board of Directors unanimously recommends a vote FOR the election as directors the nominees listed below.

      Nominees for Election as Directors

      The names of the nominees, their ages as of December 6, 2006, and certain information about their business experience during the past five years and their directorships of other publicly held corporations are set forth below.

      W. Barry Gilbert, 60, has served as our chief executive officer since January 2004 and served as acting chief executive officer from June 2002 until that time. He has been a director of the Company since February 1993 and chairman of the board since February 2001. He is also an adjunct faculty member at the William E. Simon Graduate School of Management of the University of Rochester. From 1991 until 1999, he was president of the Thermal Management Group of Bowthorpe Plc. (now known as Spirent Plc) of Crawley, West Sussex, England. Prior to that time he was corporate vice president and president, Analytical Products Division of Milton Roy Company, a manufacturer of analytical instrumentation. Mr. Gilbert is also on the advisory boards of several privately-held companies.

      Eben S. Moulton, 60, a director since November 1992, has served as president of Seacoast Capital Corporation, Danvers, Massachusetts, an investment firm, since 1994 and as president of Signal Capital Corporation, Danvers, Massachusetts, a financial services corporation, since 1988. Mr. Moulton is a director of Seacoast Capital Corporation and Unitil Corporation, Hampton, New Hampshire, a utility company. He is also a director of several privately-held companies.

      James C. Rowe, 58, a director since January 7, 2000, has served as president of Rowe & Company LLC, Milwaukee, Wisconsin, a merchant banking firm, since April 1994. From April 1972 through March 1994, Mr. Rowe was a director and vice president of Lubar & Co., Incorporated, Milwaukee, Wisconsin, a merchant banking firm. Mr. Rowe is a director of several privately held companies.

      Carl E. Sassano, 56, was elected a director in November 2006 to fill a vacancy on our board and is being nominated as a director for election by the stockholders for the first time at this annual meeting. Mr. Sassano has served as chairman of the board of Transcat, Inc. since October 2003, as a director of that company since October 2000, and as chief executive officer of Transcat, Inc. since March 2002. From March 2002 until May 2006, Mr. Sassano was also president of Transcat, Inc., a distributor of calibrators and test and measurement instruments, and a provider of calibration and repair services located in Rochester, New York. Mr. Sassano was president and chief operating officer of Bausch & Lomb Incorporated in 1999 and 2000 and held several other marketing and general management positions with that company commencing in 1973. Mr. Sassano is a trustee of Rochester Institute of Technology and a member of the boards of directors of the Eastman Dental Center Foundation and WXXI. He is also a director of several privately-held companies.

      Justin L. Vigdor, 77, is our Assistant Secretary and has served as a director since 1968. He has been an attorney since 1951 and is senior counsel to the law firm of Boylan, Brown, Code, Vigdor & Wilson, LLP, Rochester, New York, our counsel.

      Jerold L. Zimmerman, 59, has served as a director since January 2006. Dr. Zimmerman is the Ronald L. Bittner Professor of Business Administration at the William E. Simon School of Business Administration at the University of Rochester, where he has taught finance, accounting and economics since 1974. He has published numerous books and papers, and is a founding editor of the Journal of Accounting and Economics. Dr. Zimmerman has a Ph.D. in Business Administration from the University of California, Berkeley and a B.S. in Finance from the University of Colorado. He is a director of CPAC, Inc., Leicester, NY, and chairs that company's audit committee.

Information Regarding the Board and its Committees

Board Meeting and Attendance

      During Fiscal 2006, our board held four in-person regular meetings and acted by unanimous written consent two times. In addition, the directors considered Company matters and had frequent communication with the chairman of the board and others apart from the formal meetings.

      During Fiscal 2006, each incumbent director, except Mr. Beaubien, attended more than 75% of the meetings of the board and the committees upon which such director served. Mr. Beaubien attended 71% of such meetings.

Board Independence

      The board of directors has determined that each of our directors, except Mr. Gilbert, who is an executive officer of the Company, is independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers ("NASD") listing standards.

Board Committees

      Our board has an audit committee, a compensation committee and an executive committee. We have no standing nominating committee; its functions are the responsibility of the executive committee.

      The audit committee oversees our corporate accounting and financial reporting processes. In Fiscal 2006, the audit committee recommended and the board approved an Amended and Restated Audit Committee Charter (the "Charter"). A copy of the Charter is attached hereto as Appendix A. Pursuant to the Charter, the audit committee is responsible for the appointment, dismissal, compensation and oversight of our independent auditors, including the engagement of our auditors for the next fiscal year, the review with the independent auditors and approval of the plan of the auditing engagement, the review with the independent auditors of the results of their audit, the review of the scope and results of the evaluation of our procedures for internal auditing, the inquiry as to the adequacy of our internal accounting controls and our disclosure controls and procedures, the approval of audit and non-audit services to be provided to us by the independent auditors, and overseeing compliance matters for us. The audit committee also reviews with financial management and the independent auditors our annual report on Form 10-K and the interim financial statements prior to the filing of our quarterly reports on Form 10-Q. The audit committee also monitors compliance with our Code of Business Conduct and Ethics, our conflict of interest policy and our policy concerning trading in our securities. The minutes of audit committee meetings, as well as all of the recommendations of the audit committee, are submitted to the full board. In Fiscal 2006, the audit committee, whose current members are Messrs. Rowe (Chairman) and Zimmerman, held four meetings. The board of directors in its business judgment has determined that each member of the audit committee is "independent" as defined in Rule 4200(a)(15) of the NASD listing standards and that Mr. Rowe qualifies as an audit committee financial expert in accordance with the applicable rules and regulations of the SEC.

      The compensation committee reviews and approves our compensation philosophy covering executive officers and other key management employees, reviews the competitiveness of our total compensation practices, reviews and approves the terms and conditions of proposed incentive plans applicable to executive officers and other key employees, approves and administers our stock option plans, reviews and makes recommendations with respect to management compensation, including salaries and bonus awards, examines the impact and effect of various benefits and incentive plans and reviews and recommends changes or amendments to such programs to the board, and reviews and approves hiring and severance arrangements with executive officers. In Fiscal 2006, the compensation committee held three meetings and acted by unanimous written consent once. The current members of the compensation committee are Messrs. Beaubien (Chairman), Moulton, and Zimmerman.

      The executive committee exercises the powers of the board in the interval between regular meetings of the full board, performs the function of a nominating committee, and performs various corporate governance functions. In Fiscal 2006, the executive committee, whose current members are Messrs. Moulton (Chairman), Gilbert, Rowe and Vigdor, held two regular meetings and several informal telephonic meetings. The executive committee has drafted a written charter which will be submitted to the board for approval. Upon approval, the charter will be added to our website.

Nominating Process

      Nominations of persons for election to our board may be made at a meeting of stockholders only (i) by or at the direction of the board or (ii) by any stockholder who has complied with the notice procedures set forth in our bylaws and in the section entitled "Questions and Answers About This Proxy Material and Voting - When are stockholder proposals due for next year's annual meeting?". In addition, stockholders who wish to recommend a prospective nominee for the executive committee's consideration should submit the candidates' name and qualifications to Corporate Secretary, IEC Electronics Corp., 105 Norton St., Newark, NY 14513.

Compensation of Directors

      In  Fiscal  2006,  each  incumbent   non-employee  director  received  the
following compensation:

      o An annual retainer fee of $8,000, payable quarterly in cash or in stock.

      o A board meeting fee of $1000 for every board meeting attended, payable in stock; in Fiscal 2006, there were four such meetings; no fees are paid for telephonic board meetings or for committee meetings.

      o     Reimbursement for expenses incurred in attending board meetings.

      In addition, the chairman of each of the audit and compensation committees (Messrs. Rowe and Beaubien, respectively) received an additional $3,000.

      In Fiscal 2006, an aggregate of $62,000 was paid to the incumbent non-employee directors in cash and shares of common stock. In addition, Robert P.B. Kidd, who retired from the board at the time of the annual meeting on January 25, 2006, received an aggregate of $5,000 in cash and shares of common stock as director's compensation for that portion of Fiscal 2006 in which he was a director. Also, Mr. Kidd received $8,000, payable in stock, pursuant to a resolution adapted by the board on October 31, 2000 which provides that if a director retires from the board after having served at least five years as a director, such director is entitled to receive the equivalent of one year's annual retainer fee ($8,000) in the form of stock.

      All of our directors, except Mr. Gilbert, are non-employee directors. Mr. Gilbert is not compensated for his service on the board or on committees of the board.

      Our 2001 Stock Option and Incentive Plan (the "2001 Plan") authorizes the granting of non-statutory stock options to the non-employee directors in such amounts and at such times as may be determined by the board of directors. Pursuant to the 2001 Plan, a non-statutory stock option ("NSO") for 5,000 shares was granted to each of the non-employee directors on January 25, 2006 at an exercise price of $0.60 per share (the fair market value of our shares on the date of grant). Said NSOs vest in three equal installments on July 25, 2006, January 25, 2007 and January 25, 2008, respectively, and terminate on January 24, 2011.

      We also provide term life insurance in the amount of $50,000 for the benefit of each of the non-employee directors.

Corporate Governance and Related Matters

Code of Ethics

      For a number of years, we have had, in one form or another, a code of ethics for our employees, officers and directors. During Fiscal 2004, we adopted a revised version of our code of ethics, the Code of Business Conduct and Ethics, which applies to all of our directors, officers (including our Chief Executive Officer, Chief Financial Officer and other senior financial officers) and employees. In Fiscal 2004, we also adopted a whistleblower policy.

      We make available to the public various corporate governance information on our website (www.iec-electronics.com) under "Investor Relations - Corporate Governance". Information on our website includes our Code of Business Conduct and Ethics, the Audit Committee Charter, and our Whistleblower Policy. Information regarding any amendments to, or waiver from, the Code of Business Conduct and Ethics will also be posted on our website.

Communications with the Board of Directors

      Stockholders and other parties may communicate directly with the board of directors by addressing communications to:

                           [Name of director(s) or Board of Directors]
                           IEC Electronics Corp.
                           c/o Corporate Secretary
                           105 Norton Street
                           Newark, NY 14513

Director Attendance at Annual Meetings

      We typically schedule a board of directors meeting in conjunction with our annual meeting of stockholders and, while we do not have a formal policy regarding attendance at annual meetings, we as a general matter expect that the directors will attend the annual meeting. Each of our then incumbent directors attended the 2006 Annual Meeting of Stockholders.

                         EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

      The following table shows for the fiscal years ended September 30, 2006, 2005 and 2004, compensation awarded or paid to, or earned by, (i) our Chief Executive Officer, and, (ii) each of our other three executive officers (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                             Long-Term        All Other
                                                       Annual Compensation                  Compensation   Compensation($)
                                      ---------------------------------------------------   ------------   ---------------

                                                                                               Awards
                                                                                               ------

                                                                                             Securities
                                                                             Other Annual    Underlying
Name & Principal Position             Year      Salary($)      Bonus($)         ($)(2)       Options(#)
-------------------------             ----      ---------      --------         ------       ----------
W. Barry Gilbert (a)                  2006      $172,989            --               --            --        $ 17,373(3)
  Chief Executive Officer             2005       176,460            --               --       100,000              --
  & Chairman of the Board             2004       127,577            --               --            --              --

Brian H. Davis (b)                    2006      $137,520            --               --            --              --
  Vice President, Chief               2005       138,733            --               --        60,000              --
  Financial Officer & Controller      2004       118,538      $ 30,000(1)            --        35,000              --

Jeffrey T. Schlarbaum (c)             2006      $179,453            --               --            --              --
  Vice President of Sales and         2005       176,955            --         $ 49,595       150,000              --
  Marketing                           2004        70,615      $ 30,000(1)            --       100,000              --

Donald S. Doody (d)                   2006      $150,408            --               --            --              --
Vice President of Operations          2005       130,440      $ 36,000(1)      $ 21,592       160,000              --

(1) These amounts represent sign-on bonuses awarded to the named individuals pursuant to their respective hiring arrangements. No incentive awards were granted to any of the Named Executive Officers in Fiscal 2006, Fiscal 2005 or Fiscal 2004.

(2) Except as noted above, none of the Named Executive Officers received personal benefits in excess of the lesser of $50,000 or 10% of such individual's reported salary and bonus for Fiscal 2006, 2005 and 2004. The amount reported for Mr. Schlarbaum for Fiscal 2005 represents $43,595 for the payment of relocation expenses and $6,000 as an automobile allowance. The amount reported for Mr. Doody for Fiscal 2005 represents payment of relocation expenses.

(3) In lieu of receiving a portion of his annual compensation in cash, Mr. Gilbert elected to have the Company pay the premiums on a qualified long-term care insurance contract for himself and his wife in accordance with Section 7702B of the Internal Revenue Code.

(a) Mr. Gilbert was elected Chief Executive Officer on January 21, 2004, having served as Acting Chief Executive Officer since June 2002. He has been Chairman of the Board since February 2001.

(b) Mr. Davis joined us in March 2003 as Vice President, Chief Financial Officer and Controller.

(c) At the end of Fiscal 2006 Mr. Schlarbaum, who joined us in May 2004, was serving as Vice President of Sales and Marketing. On November 16, 2006 Mr. Schlarbaum was appointed Executive Vice President.

(d)   Mr. Doody joined us in November 2004 as Vice President of Operations.

Options and Stock Appreciation Rights

      We grant options to our officers and employees under our 2001 Stock Option and Incentive Plan. No stock options or stock appreciation rights were granted to any of the Named Executive Officers in Fiscal 2006. The following table shows for the fiscal year ended September 30, 2006, certain information regarding options exercised by and held at year-end by the Named Executive Officers.

                 AGGREGATED OPTION EXERCISES IN FISCAL 2006 AND
                       FISCAL 2006 YEAR-END OPTION VALUES

                                                                      Number of                Value of Unexercised
                                                               Securities Underlying               In-the-Money
                                                                Unexercised Options                 Options At
                                                             At September 30, 2006 (#)       September 30, 2006 ($) (1)
                                                           -----------------------------   -----------------------------

                         Shares Acquired      Value
       Name              on Exercise (#)   Realized ($)    Exercisable     Unexercisable   Exercisable     Unexercisable
       ----              ---------------   ------------    -----------     -------------   -----------     -------------
W. Barry Gilbert               0                0            210,000          265,000        $115,400        $ 77,100

Brian H. Davis                 0                0             55,000           60,000        $ 17,600        $ 33,600

Jeffrey T. Schlarbaum          0                0            100,000          150,000        $  8,000        $ 84,000

Donald S. Doody                0                0             25,000          135,000        $ 14,500        $ 76,100

(1) The closing price for our shares as reported in the Over the Counter Bulletin Board on September 29, 2006 was $1.09. Value is calculated on the basis of the difference between the option price and $1.09 multiplied by the number of shares underlying the option. An option is in-the-money if the market value of the shares subject to the option exceeds the option price.

Securities Authorized for Issuance under Equity Compensation Plans

      The following table sets forth information concerning the Company's equity compensation plans as of September 30, 2006.

                                                                                                       Number of securities
                                                                                                       remaining available for
                                                                                                       future issuance under
                              Number of Securities to be               Weighted-average exercise       equity compensation plans
                              issued upon exercise of outstanding      price of outstanding options,   (excluding securities
Plan Category                 options, warrants and rights             warrants and rights             reflected in column (a))
-------------------------     -----------------------------------      -----------------------------   -------------------------

                                            (a)                                     (b)                            (c)
Equity compensation plans
approved by security
holders                                  1,459,459                                 $0.68                         363,440

Equity compensation plans
not approved by security                     --                                      N/A                             --
holders
                                         ---------                                 -----                         -------

Total                                    1,459,459                                 $0.68                         363,440

Employment, Severance and Change in Control Arrangements

      We do not have any employment, severance or change in control arrangements with any of the Named Executive Officers, except that in the Offer Letter Agreement with Brian Davis, dated March 2003, we agreed that if we terminate Mr. Davis' employment without cause, we will pay Mr. Davis his current base salary and health benefits for a period of six months. In addition, our 2001 Stock Option and Incentive Plan provides that upon a change in control, unless the board otherwise determines, all outstanding options will immediately become fully vested and exercisable.

Certain Relationships and Related Transactions

      Except as noted below, no director, officer, or ten percent stockholder, or any affiliates of such persons had in Fiscal 2006 or currently has any material interest, direct or indirect, in any transaction in which the Company was or is involved.

      Justin L. Vigdor, a director and our Assistant Secretary, is senior counsel to Boylan, Brown, Code, Vigdor & Wilson, LLP, and Martin S. Weingarten, our Corporate Secretary, is of counsel to that firm, which provided legal services to us in Fiscal 2006.

      We have entered into indemnity agreements with certain officers and directors which provide, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for in those agreements, for expenses, damages, judgments, fines and settlements he may be required to pay in actions or proceedings which he is or may be made a party by reason of his position as one of our directors, officers or other agents, and otherwise to the fullest extent permitted under Delaware law and our bylaws.

      Any transactions we enter into with our officers, directors, affiliates or controlling stockholders will be on terms no less favorable than could be obtained from unaffiliated third parties, and must be approved by a majority of our directors, including a majority of our independent disinterested directors.

                           CORPORATE PERFORMANCE GRAPH

      The following graph and table show a comparison of cumulative total stockholder return for our common stock, the NASDAQ Market Index and a Peer Group Index for the year indicated as prescribed by SEC rules.

                    COMPARISON OF CUMULATIVE TOTAL RETURN (1)
                          AMONG IEC ELECTRONICS CORP.,
                  NASDAQ MARKET INDEX AND PEER GROUP INDEX (2)

                              [LINE CHART OMITTED]

                     2001      2002      2003      2004      2005      2006
      Company       100.00     14.08    154.93     98.59    104.23    153.52
      NASDAQ        100.00     78.20    119.22    126.56    143.56    150.68
      Peer Index    100.00     47.07     99.01     88.33     92.63     88.73

(1) Assumes $100 invested on September 30, 2001, in our common stock, the NASDAQ Market Index, and our constructed Peer Group Index.

t 0 0 (2) We constructed a Peer Group consisting of Solectron Corp., Sanmina-SCI Corporation, Plexus Corp., and Benchmark Electronics Inc.

The information contained in the above Performance Graph and table shall not be deemed "soliciting material" or "filed" with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into such filings.

                REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD
                     OF DIRECTORS ON EXECUTIVE COMPENSATION

      The compensation committee is comprised of Messrs. Beaubien, Moulton and Zimmerman. The committee is responsible for setting and administering policies governing compensation of executive officers.

      The goals of our compensation policy are (i) to support the attainment of our long and short-term strategic and financial objectives; (ii) to provide a competitive total compensation program that enables us to attract, motivate and retain the key executives needed to accomplish our goals; (iii) to provide variable compensation opportunities that are directly related to our performance; (iv) to align executive compensation with growth in stockholder value; and (v) to recognize and reward executives for their contributions and commitment to our growth and profitability. We believe this policy is generally best accomplished by providing a competitive total compensation package, a significant portion of which is variable and at risk and related to established performance goals.

      To assist us in developing and maintaining a competitive level of compensation, we periodically utilize the services of an independent compensation consultant who provides us with an analysis of compensation information for companies similar in size and in our industry. We engaged such consultants in Fiscal 2006.

      Our compensation program for executive officers is comprised of the following key elements: base salary, annual cash incentives and equity based incentives. Salary and annual incentive payments are mainly designed to reward current and past performances. Equity based incentives are primarily designed to provide strong incentives for long-term future performance. The components of the compensation program for executives are described below.

Base Salary

      Base salaries and increases for executive officers, other than for the Chief Executive Officer, are determined by the Chief Executive Officer within the guidelines established by the committee and are based upon the officer's current performance, experience, the scope and complexity of his position and the external competitive marketplace for comparable positions at peer companies. Base salaries are normally reviewed annually. In structuring the compensation package, it has been our policy to emphasize bonuses based upon our performance rather than increases in base salary. Accordingly, the base salaries of the executive officers generally remain below the market median. For the compensation paid to the Named Executive Officers in Fiscal 2006, see "EXECUTIVE OFFICER COMPENSATION - SUMMARY COMPENSATION TABLE".

Annual Incentive

      A substantial portion of each executive officer's compensation is variable and tied to Company performance. The board adopted a new Management Incentive Plan ("MIP") for Fiscal 2006 which was based upon the achievement of a certain minimum net income and the attainment of certain performance goals based upon certain measurements: On Time Delivery, Net Income, Return on Net Assets, Sales, and Gross Profit. Incentive bonuses are based on a pre-determined percentage of an eligible participant's base salary earned during the fiscal year. A bonus will not be granted if we do not meet the established minimum performance standards. Since the Company did not meet its performance targets for Fiscal 2006, no bonus payments were made under the MIP. In addition, no discretionary bonuses were paid to any of the Named Executive Officers in Fiscal 2006.

Equity Based Incentives

      The committee strongly believes that equity ownership by executive officers provides incentives to build stockholder value and align the interests of executive officers with the stockholders. Executive officers and other key employees receive grants of stock options pursuant to our 2001 Stock Option and Incentive Plan. Stock option grants are discretionary and reflect the current performance and continuing contribution of the individual to our success. The committee is responsible for determining, subject to the terms of the Plan, the individuals to whom grants should be made, the time of grants and the number of shares subject to each option. Stock options are granted with an exercise price equal to the fair market value of our shares on the day of grant. Any value received by the executive from an option grant depends completely upon increases in the price of our shares. Consequently, the full value of an executive's compensation package cannot be realized unless an appreciation in the price of the shares occurs over a period of years.

      There is no established grant cycle for executive officers; rather, option grants are made on an intermittent basis reflecting a discretionary assessment of future contributions to our longer term growth and the need to provide a competitive retention incentive.

      After assessing comparative compensation information and reviewing the recommendations from our independent compensation consultant, the committee and the board, believing it essential to establish a long-term retention policy and to align IEC's executive officers with the interests of IEC's stockholders, granted Challenge Award stock options in Fiscal 2005 to the Named Executive Officers and certain other key employees. The Challenge Award stock options are issued under our 2001 Stock Option and Incentive Plan and are performance-based options that vest upon attainment of certain net sales and net income performance goals, rather than on the basis of time. In addition, shares acquired upon the exercise of a Challenge Award stock option are subject to a restriction on transfer. Since the Company did not meet the performance goals established for Fiscal 2006, no portion of any of the Challenge Award stock options vested in Fiscal 2006.

      No stock options were granted to any of the Named Executive Officers in Fiscal 2006.

Chief Executive Officer Compensation

      W. Barry Gilbert served as the Company's chairman, chief executive officer, and president during Fiscal 2006. Mr. Gilbert and the Company are not parties to an employment agreement and, accordingly, Mr. Gilbert serves as our chairman, chief executive officer and president at the pleasure of the board of directors. In January 2006, Mr. Gilbert's annual base salary was increased to $200,000. In lieu of receiving all of his compensation in cash, Mr. Gilbert elected to have the Company pay the premiums ($17,373) on a qualified long-term insurance contract for himself and his wife in accordance with Section 7702B of the Internal Revenue Code. Based on the report from our outside compensation consultant in Fiscal 2006, Mr. Gilbert's salary rate in Fiscal 2006 was significantly below the market median for chief executive officers at comparable companies and in comparable businesses.

      Since the Company did not meet the performance targets set forth in the MIP, no bonus was paid to Mr. Gilbert in Fiscal 2006. In July 2005, Mr. Gilbert was granted a Challenge Award stock option for 100,000 shares of common stock at an exercise price of $0.55, the fair market value of our common stock on the date of grant. The Challenge Award stock option is a performance-based option that vests upon attainment of certain net sales and net income performance goals, rather than on the basis of time. Since the Company did not meet the performance goals established for Fiscal 2006, no portion of Mr. Gilbert's Challenge Award stock option vested in Fiscal 2006. No stock option was granted to Mr. Gilbert in Fiscal 2006.

      Mr. Gilbert receives no extra remuneration as a director or as chairman of the board.

Tax Considerations

      Section 162(m) of the Internal Revenue Code generally limits the corporate tax deduction for compensation paid to the Named Executive Officers to $1,000,000 each. However, compensation is exempt from this limit if it qualifies as "performance based compensation." The committee has carefully considered the impact of this tax code provision and our normal practice is to take such action as is necessary to preserve our tax deduction. Our 2001 Stock Option and Incentive Plan complies with the provisions of Section 162(m). Accordingly, any gains realized upon the exercise of stock options granted under the Plan will qualify as "performance - based compensation" and will be fully deductible by us. We believe that all of our compensation expense for Fiscal 2006 will be deductible for federal income tax purposes.

      Although we will continue to consider deductibility under Section 162(m) with respect to future compensation arrangements with executive officers, deductibility will not be the sole factor used in determining appropriate levels or methods of compensation. Since our objectives may not always be consistent with the requirements for full deductibility, we may enter into compensation arrangements under which payments are not deductible under Section 162(m). It is not expected that the compensation of any executive officer will exceed $1,000,000 in Fiscal 2007.

                                        Compensation Committee:
                                             David J. Beaubien, Chairman
                                             Eben S.Moulton
                                             Jerold L. Zimmerman

The information contained in the above Compensation Committee Report shall not be deemed "soliciting material" or "filed" with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into such filings.

Compensation Committee Interlocks and Insider Participation

      The members of the compensation committee consist of Messrs. Beaubien (Chairman), Moulton, and Zimmerman. Each member is a non-employee director and does not have any direct or indirect material interest in or relationship with us outside of his position as director.

                             AUDIT COMMITTEE REPORT

      Membership and Role of Audit Committee

      The audit committee of our board is responsible for providing independent, objective oversight and review of our accounting functions, internal controls and financial reporting process. The audit committee is comprised of Messrs. Rowe and Zimmerman. The Audit Committee operates pursuant to a written charter adopted by the board of directors which was amended and restated in August 2006 and may be found on Appendix A attached hereto and on our public website www.iec-electronics.com under the "Investor Relations-Corporate Governance" section. We believe that each of the members of the audit committee is independent as defined by applicable laws and regulations.

      Management has the primary responsibility for the financial statements and the reporting process, including our system of internal controls, and for the preparation of the consolidated financial statements in accordance with generally accepted accounting principles. Our independent accountants are responsible for performing an independent audit of those financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The audit committee's responsibility is to monitor and oversee these processes on behalf of the board. The members of the audit committee are not professional accountants or auditors and their functions are not intended to duplicate or certify the activities of management and the independent auditors.

      Review of our Audited Financial Statements

      In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements in our Annual Report on Form 10-K with management and discussed the quality and acceptability of our accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in our financial statements.

      The audit committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and acceptability of our accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards, including the Statement on Auditing Standards No. 61 (Communications with Audit Committees). In addition, the audit committee has discussed with the independent auditors the auditors' independence from management and us, including the matters in the written disclosures required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees), which were submitted to us, and considered the compatibility of non-audit services with the auditors' independence.

      The audit committee discussed with our independent auditors the overall scope and plans for their audit. The audit committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of our internal controls, and the overall quality of our financial reporting.

      In reliance on the reviews and discussions referred to above, the audit committee recommended to our board of directors (and our board has approved) that our audited financial statements for the fiscal year ended September 30, 2006 be included in the Annual Report on Form 10-K for the year ended September 30, 2006 for filing with the Securities and Exchange Commission.

                                        Audit Committee:
                                              James C. Rowe, Chairman
                                              Jerold L. Zimmerman

The information contained in the above Audit Committee Report shall not be deemed "soliciting material" or "filed" with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into such filings.

                         INDEPENDENT PUBLIC ACCOUNTANTS

      Rotenberg & Co., LLP has been IEC's public accountant since May 2002 and the audit committee has selected Rotenberg & Co., LLP as our independent auditors for Fiscal 2007. A representative of Rotenberg & Co., LLP is expected to attend the annual meeting, will have the opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions from stockholders.

      The audit committee has determined that the rendering of non-audit services by Rotenberg and Co., LLP as described below, is compatible with maintaining the auditor's independence. In accordance with its charter and pursuant to pre-approval policies established by the audit committee, the audit committee approves in advance all audit services and permitted non-audit services to be performed by the Company's independent public accountants before the firm is engaged to render such services. In Fiscal 2006, all services were pre-approved by the audit committee in accordance with this policy.

      Fees paid to Rotenberg & Co., LLP

      The following table shows the fees that were billed by Rotenberg & Co., LLP for professional services rendered in Fiscal 2006 and Fiscal 2005.

                                                   Fiscal 2006       Fiscal 2005
                                                   -----------       -----------
Audit Fees                                           $66,000           $69,000
Audit-Related Fees                                     4,000            18,000
Tax Fees                                               5,000             7,000
All Other Fees                                         5,000             5,200
                                                     -------           -------
     Total Rotenberg & Co., LLP Fees                 $80,000           $99,200

      Audit Fees primarily represent amounts billed for the audit of our annual consolidated financial statements for such fiscal years and the reviews of the financial statements included in our Form 10-Q quarterly reports for such fiscal years.

      Audit-Related   fees  are  related  to  the  review  of  internal  control documentation and compliance with Section 404 of the Sarbanes-Oxley Act of 2002 and COSO.

      Tax fees consist of professional services rendered by Rotenberg & Co., LLP primarily in connection with IEC's tax compliance activities and the preparation of federal and state income tax returns.

      All Other Fees in Fiscal 2006 and Fiscal 2005 are for audit services related to our 401(k) plan.

                                  OTHER MATTERS

      The board of directors knows of no other matters that will be presented for consideration at the annual meeting, but if other matters properly come before the meeting, the persons named as proxies in the enclosed proxy will vote according to their best judgment. Stockholders are requested to date and sign the enclosed proxy and to mail it promptly in the enclosed postage-paid envelope. If you attend the annual meeting, you may revoke your proxy at that time and vote in person, if you wish. Otherwise your proxy will be voted for you.

                                        By Order of the Board of Directors


                                        Martin S. Weingarten,
                                        Secretary

DATED:  December 15, 2006
        Newark, New York

--------------------------------------------------------------------------------
We will make available at no cost, upon your written request, a copy of our annual report on Form 10-K for the Fiscal Year ended September 30, 2006 (without exhibits) as filed with the Securities and Exchange Commission. Copies of exhibits to our Form 10-K will be made available, upon your written request and payment to us of the reasonable costs of reproduction and mailing. Written requests should be made to: Brian H. Davis, Vice President and Chief Financial Officer, IEC Electronics Corp., 105 Norton Street, Newark, NY 14513.
--------------------------------------------------------------------------------

      Appendix A

                              IEC ELECTRONICS CORP.
                             AUDIT COMMITTEE CHARTER
                     (Amended and Restated August 15, 2006)

Purposes

      The purposes of the Audit Committee (the "Committee") of the Board of Directors ("Board") of IEC Electronics Corp. (the "Company") are to (a) assist the Board in fulfilling its oversight responsibilities with respect to (i) the quality and integrity of the Company's financial statements and related disclosures, (ii) the Company's compliance with legal and regulatory requirements, including the Company's internal controls and procedures and the Company's disclosure controls and procedures, and (iii) the independent auditors' qualifications, independence and performance; and (b) prepare the Committee's report for inclusion in the Company's proxy statement for the annual meeting of stockholders in accordance with applicable rules and regulations.

Composition and Procedure

      1. Membership and Appointment. The Committee shall be composed of two or more directors who shall be appointed by the Board in accordance with the by-laws of the Company. The members of the Committee shall serve at the pleasure of the Board for such term or terms as the Board may determine. The Board shall designate one of the members as Chairperson of the Committee.

      2. Independence and other Qualifications. Each Committee member must meet all applicable independence, financial literacy, experience, and other requirements of the primary trading market or securities exchange on which the Company's securities are traded (the "Relevant Stock Market"), (b) Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act"), and (c)
Section 301 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder by the Securities and Exchange Commission ("SEC") and the Relevant Stock Market, as such requirements are interpreted by the Board in its business judgment. The Board shall endeavor to appoint at least one Committee member who has the experience and expertise sufficient to qualify as an "audit committee financial expert" within the meaning of Section 407 of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations, and the Company will make the disclosure required by the rules and regulations of the SEC with respect to such matter.

      3. Committee Meetings. The Committee shall meet in person or telephonically at least quarterly or more frequently as necessary to carry out its responsibilities under this Charter. The Committee Chairperson will, in consultation with the other members of the Committee, the Company's independent auditors and the appropriate officers of the Company, call, establish the agenda for, and supervise the conduct of, each Committee meeting. The Committee may also take any action permitted under this Charter by unanimous written consent. A majority of the number of Committee members selected by the Board will constitute a quorum for conducting business at a Committee meeting. The act of the majority of Committee members present at a Committee meeting at which a quorum is in attendance will be the act of the Committee, unless a greater number is required by law or the Company's certificate of incorporation or by-laws. The Committee shall keep accurate minutes of its meetings and shall present such minutes to the Board.

      4. Authority; Retention of Advisors. The Committee is empowered by the Board to take all appropriate action within the scope of its responsibilities as set forth in this Charter. The Committee shall have full and unrestricted access to all personnel, records, operations, properties and other informational sources of the Company as required to properly discharge its responsibilities. Further, the Committee is granted the authority to investigate any activity of the Company, and all employees are directed to cooperate as requested by members of the Committee. The Committee shall also be empowered to retain outside counsel or persons having special competencies as necessary to assist the Committee in fulfilling its responsibilities. The Committee shall have the sole authority to determine and approve related fees and retention terms for any such advisors, who will be compensated by the Company.

      5. Meetings with Management and Advisors. The Committee may request any officer or employee of the Company, or any representative of the Company's outside legal counsel or independent auditors, to attend a meeting or to meet with any members of, or advisors to, the Committee. The Committee shall meet with the Company's management and the independent auditors periodically in separate, private sessions to discuss any matter that the Committee, management, the independent auditors or such other persons believe should be discussed privately.

      6. Delegation. The Chairperson or any one or more members of the Committee, as designated by the Committee, may act on behalf of the Committee. Such person or persons, to the extent provided in the resolutions of the Committee and to the extent not limited by applicable law or listing standard, shall have and may exercise all the powers and authority of the Committee. Such person or persons shall keep regular minutes of meetings and report the same to the Committee or Board when requested.

Duties and Responsibilities

      The following shall be the common recurring duties and responsibilities of the Committee in carrying out its oversight responsibilities. These duties and responsibilities are set forth below as a guide to the Committee with the understanding that the Committee may alter or supplement them as appropriate under the circumstances to the extent permitted by applicable law or listing standards of the Relevant Stock Market.

      7. Oversight of Relationship with Independent Auditors.

            (a)   Appointment  and  Oversight.  The Committee  shall be directly responsible for the appointment, retention, termination, compensation and oversight of the work of the independent auditors employed by the Company (including resolution of any disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or other services for the Company. The independent auditors shall report directly to the Committee.

            (b) Pre-approval of Services. In accordance with the requirements of the Relevant Stock Market and any other applicable legal and regulatory requirements, the Committee shall pre-approve all auditing services and permitted non-audit services to be provided by the independent auditors and the related fees, and shall establish policies and procedures for the pre-approval of such engagements. The Committee shall consider whether the provision of any such non-audit services is compatible with the independence of the independent auditors. The Committee may delegate to subcommittees consisting of one or more members the authority to grant pre-approvals of permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting. The Committee may consult with management regarding these matters but may not delegate this authority to management. The Committee shall review with the lead audit partner whether any of the senior audit team members receive any discretionary compensation from the audit firm with respect to non-audit services performed by the independent auditors.

            (c) Auditor Independence. In connection with the retention of the Company's independent auditors and the evaluation by the Committee of the qualifications, performance and independence of the independent auditors, the Committee shall, at least annually, review and discuss the information provided by management and the auditors relating to the independence of the firm, including, among other things, information related to the non-audit services provided and expected to be provided by the firm to the Company. The Committee shall (i) ensure that the independent auditors submit at least annually to the Committee a formal written statement delineating all relationships between the firm and the Company consistent with Independence Standards Board Standard No. 1, (ii) actively engage in a dialogue with the auditors regarding any disclosed relationship or services that may impact the objectivity and independence of the auditors, and (iii) take appropriate action in response to the auditors' report to satisfy itself of the firm's independence. In connection with its evaluation of the auditors' independence, the Committee shall also review and evaluate the lead audit partner and shall ensure the regular rotation of the lead audit partner and the reviewing audit partner of the independent auditors in accordance with applicable law.

            (d) Quality Control of Auditors. The Committee shall obtain and review with the lead audit partner and, if the Committee deems it appropriate, a more senior representative of the independent auditors, annually or more frequently as the Committee considers appropriate, a report by the independent auditors describing: the independent auditors' internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry, review or investigation by governmental or professional or other regulatory authorities, within the preceding five years, respecting independent audits carried out by the independent auditors, and any steps taken to deal with these issues; and (to assess the independent auditors' independence) all
                  relationships   between  the  independent   auditors  and  the
                  Company.

            (e) Hiring Employees of Auditors. The Committee shall establish policies for the hiring by the Company of current or former partners, principals, shareholders or professional employees of the independent auditors, which policies shall meet the requirements of applicable law and listing standards.

            (f) Statement of Fees. The Committee shall ensure that the independent auditors prepare and deliver annually a formal written statement of the fees billed in each of the last two fiscal years in a manner consistent with Item 9(e) of Regulation 14A (Proxy Rules) and the applicable rules and regulations of the SEC.

      8. Oversight of Financial Statements and Related Disclosures

            (a) Audit Plan. The Committee shall meet with management and the independent auditors prior to the commencement of each annual audit to discuss the scope of the audit, the schedule, the procedures to be followed and the staffing of the audit.

            (b) Audited Financial Statements. The Committee shall review and discuss with management and the independent auditors the annual audited financial statements, including related footnotes, the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," and the certifications and disclosures regarding internal controls and other matters required to be reported to the Committee by Section 302 of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations prior to the filing with the SEC of the related Form 10-K and the independent auditors' report thereon.

            (c) Communications with Auditors. Prior to filing a report of the independent auditors with the SEC, the Committee shall also review and discuss with the independent auditors and management the reports from the independent auditors' covering:

                  (i) all critical accounting policies and practices to be used;

                  (ii) all material alternative treatments of financial information within generally accepted accounting principles ("GAAP") that have been discussed with management, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors;

                  (iii) all other material  written  communications  between the independent auditors and management, such as any engagement letter, independence letter, "management" or "internal control" letter issued or proposed to be issued, any management presentation letter, reports on observations and recommendations on internal controls, schedule of unadjusted audit differences and a listing of adjustments and reclassifications not recorded, if any;

                  (iv) all matters required to be discussed with the Committee by the independent auditors pursuant to Statement on Auditing Standards ("SAS") No. 61 relating to the conduct of the audit, including any difficulties with management encountered in performing the audit (such as restrictions on the scope of the independent auditors' activities or on its access to requested information) and any significant disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements;

                  (v) all matters to be communicated to the Committee under generally accepted auditing standards, including the judgments of the independent auditors with respect to the quality, not just the acceptability, of the Company's accounting principles and underlying estimates in the financial statements;

                  (vi) the significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls, and any special steps adopted in light of material internal control deficiencies or weaknesses;

                  (vii) the effect of regulatory and  accounting  initiatives on the financial statements of the Company; and

                 (viii) such other matters as the Committee deems appropriate.

      The   Committee   shall   discuss  with  the   independent   auditors  any
      disagreements between the independent auditors and management on financial reporting and shall decide all such unresolved disagreements.

            (d) Recommendation to Include Financial Statements in Annual Report. The Committee shall, based on the review and discussions in paragraphs (b) and (c) above, and based on the disclosures received from the independent auditors regarding its independence and discussions with the auditors regarding such independence, determine whether to recommend to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year subject to the audit.

            (e) Quarterly Financial Statements. The Committee, through its Chairperson or the Committee as a whole, shall review and discuss with management and the independent auditors the Company's quarterly financial results, the disclosures under "Management's Discussion and Analysis of Financial Condition and Results", all required management certifications and any items required to be communicated by the independent auditors under generally accepted auditing standards prior to the filing with the SEC of the related Form 10-Q.

            (f) Earnings Press Releases. The Committee, through its Chairperson or the Committee as a whole, shall review and discuss with management all press releases related to the Company's earnings, including the use of "pro forma" or adjusted non-GAAP information, as well as financial information and earnings guidance provided to financial analysts and others.

      9. Oversight of Controls and Procedures

            (a) Internal Controls and Procedures. The Committee shall have responsibility for overseeing that management has implemented an effective system of internal controls and procedures that provide reasonable assurance regarding the reliability of the Company's financial reporting, the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and the Company's compliance with applicable laws, regulations and Company policies.

                  (i) The Committee shall review with management its evaluation of the Company's internal control structure and procedures for financial reporting and review periodically, but in no event less frequently than quarterly, management's conclusions about the effectiveness of such internal controls and procedures, including any significant deficiencies in, or material non-compliance with, such controls and procedures.

                  (ii)  The  Committee  shall  review  and may take  appropriate action with respect to any disclosures made to the Committee by the Chief Executive Officer and the Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q with respect to (x) any significant deficiencies in the design or operation of internal controls or material weaknesses therein, (y) any fraud, whether or not material, involving management or other employees who have a significant role in the Company's internal controls, and (z) whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls.

                  (iii) The  Committee   shall  discuss  with  the   independent
                        auditors the adequacy and effectiveness of the Company's internal controls and consider any recommendations for the improvement of such controls.

                  (iv) The Committee shall review management's responses to the independent auditors' management letter recommendations for improving internal controls.

            (b) Disclosure Controls and Procedures. The Committee shall have responsibility for overseeing that management has implemented an effective system of disclosure controls and procedures that ensure that material information regarding the Company is made known to the Chief Executive Officer and the Chief Financial Officer by others.

                  (i)   On a quarterly  basis,  the Committee shall discuss with
                        management   the  Company's   disclosure   controls  and
                        procedures.

                  (ii) The Committee shall review and may take appropriate action with respect to any disclosures made to the Committee by the Chief Executive Officer and the Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q regarding their conclusions about the effectiveness of the Company's disclosure controls and procedures.

                  (iii) The   Committee   shall  review  with  the   independent
                        auditors, and any other outside professionals as the Committee considers appropriate, the effectiveness of the Company's disclosure controls and procedures and consider any recommendations for the improvements of such controls.

                  (iv) The Committee shall review management's responses to the independent auditors' management letter recommendations for improving disclosure controls.

      10. Other Powers and Responsibilities

            (a)   Related Party Transactions. The Committee shall review related
                  party   transactions   on  an  ongoing   basis  and  all  such
                  transactions must be approved by the Committee.

            (b) Risk Assessment and Management. The Committee shall periodically review and discuss with management and the independent auditors the Company's major financial risk exposures and the steps that management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies and guidelines.

            (c) Correspondence with Regulators. The Committee shall discuss with management and the independent auditors any correspondence from or with regulators or governmental agencies, any employee complaints or any published reports that raise material issues regarding the Company's financial statements, financial reporting process, accounting policies or internal audit function.

            (d) Legal Matters. The Committee shall review with the Company's outside counsel legal matters that may have a material impact on the Company's financial statements or the Company's compliance policies or that may otherwise warrant the Committee's attention.

            (e) Complaints. The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Committee shall also establish procedures for the confidential and anonymous submission by employees regarding questionable accounting or auditing matters.

            (f) Reports on Financial Statements. The Committee shall provide the Company with the report of the Committee with respect to the audited financial statements required by Item 306 of Reg. S-K, for inclusion in each of the Company's annual proxy statements.

            (g) Board Reports. The Committee, through its Chairperson, shall report regularly to, and review with, the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditor, the performance of the Company's internal audit function or any other matter the Committee determines is necessary or advisable to report to the Board.

            (h) Code of Ethics. The Committee shall administer and oversee the Company's code of ethics and similar compliance programs to the extent delegated by the Board.

            (i) Other Activities. The Committee shall perform such other activities consistent with this Charter, the Company's by-laws, governing law, the rules and regulations of the Relevant Stock Market and such other requirements applicable to the Committee as the Committee or the Board deems necessary or appropriate.

            (j) Future Amendments to Charter. The Committee shall review and reassess this Charter annually and submit any recommended changes to the Board for its consideration. This Charter and any provision contained herein may be amended or repealed by the Board.

Limitation of Audit Committee's Role

      While the Committee has the authority, responsibilities and powers set forth in this Charter, its function is one of oversight and review. It is not the duty of the Committee to plan or conduct audits or to determine that the financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable legal, accounting and other requirements. These are the responsibilities of management and the independent auditors. In adopting this Charter, the Board acknowledges that the Committee members are not employees of the Company and are not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditors' work or auditing standards. Each member of the Committee shall be entitled to rely on the integrity of those persons and organizations within and outside the Company that provide information to the Committee and the accuracy and completeness of the financial and other information provided to the Committee by such person or persons absent actual knowledge to the contrary.

PROXY                                PROXY                                 PROXY

                              IEC ELECTRONICS CORP.
                         ANNUAL MEETING OF STOCKHOLDERS
                           WEDNESDAY, JANUARY 24, 2007

The undersigned, revoking all prior proxies, hereby appoints W. Barry Gilbert and Justin L. Vigdor, and either one of them with full power of substitution, as proxy or proxies to vote for the undersigned, in the name of the undersigned, all of the Common Stock of IEC Electronics Corp. (the "Company") of the undersigned, as if the undersigned were personally present and voting at the Company's Annual Meeting of Stockholders to be held at the office of the Company, 105 Norton Street, Newark, New York on January 24, 2007 at 9:00 a.m. (the "Annual Meeting"), and at any and all adjournments thereof, upon the following matters:

                  (Continued and to be signed on reverse side)

THIS PROXY WHEN  PROPERLY  EXECUTED WILL BE VOTED IN THE  Please Mark Here
MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. for Address Change |_| IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR or Comments
ELECTION OF THE NOMINEES FOR DIRECTORS  SPECIFIED IN THE  SEE REVERSE SIDE
PROXY STATEMENT.

1.    Election of six (6) directors            FOR           WITHHOLD AUTHORITY
                                       all nominees listed       to vote for
                                       to the left (except   all nominees listed
                                          as marked to          to the left
01 W. Barry Gilbert                      the contrary)
02 Eben S. Moulton
03 James C. Rowe                               |_|                 |_|
04 Carl E. Sassano
05 Justin L. Vigdor
06 Jerold L. Zimmerman

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
INDIVIDUAL NOMINEE, PLEASE STRIKE A LINE THROUGH THE
NOMINEE'S NAME IN THE LIST ABOVE.)

2. Transaction of such other business as may properly come before the meeting or any adjournment thereof.

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                               BOARD OF DIRECTORS.

Dated:__________________________________________________________________________

________________________________________________________________________________
Signature

________________________________________________________________________________
Signature

IMPORTANT: Sign the Proxy exactly as your name or names appear on your Common Stock certificate; in the case of Common Stock held in joint tenancy, each joint tenant must sign. Fiduciaries should indicate their full titles and the capacity in which they sign. Please complete, sign, date and return this Proxy promptly in the enclosed envelope.